Exhibit 24.1
POWER OF ATTORNEY
     Each of the undersigned Directors of PG&E Corporation (the “Company”) hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, LINDA L. AGERTER, DOREEN A. LUDEMANN, KATHLEEN M. HAYES, CHRISTINE M. DESANZE, AND ROBIN J. REILLY, and each of them, as his or her attorneys-in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his or her capacity as a Director of the Company:
(A) a Registration Statement on Form S-3 (the “Registration Statement”) to be filed with the Securities and Exchange Commission relating to the offering and sale by the Company of an indeterminate amount of the following securities of the Company (each a “Security,” and collectively, the “Securities”): (i) senior and subordinated debt securities of the Company (collectively, the “Debt Securities”), (ii) common stock (“Common Stock”), (iii) preferred stock (“Preferred Stock”), (iv) depositary shares, (v) Securities convertible or exchangeable into other Securities, including but not limited to Debt Securities convertible or exchangeable into Common Stock or Preferred Stock, (vi) warrants to purchase Common Stock, Preferred Stock, or Debt Securities, (vii) contracts to purchase any Security, including calls, (viii) contracts to sell any Security, including puts, share forwards, and options, (ix) preferred securities of one or more financing trusts, all of the equity of which is owned by the Company and guarantees relating to such preferred securities, (x) options, warrants, or other rights to purchase capital stock of another corporation or entity, and (xi) units consisting of two or more Securities; and
(B) any and all amendments, supplements, and other filings or documents related to such Registration Statement.
     Each of the undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, we have signed these presents this 20th day of February, 2008.

/s/ David R. Andrews	/s/ Maryellen C. Herringer

David R. Andrews	Maryellen C. Herringer

/s/ Leslie S. Biller	/s/ Richard A. Meserve

Leslie S. Biller	Richard A. Meserve

/s/ David A. Coulter	/s/ Mary S. Metz

David A. Coulter	Mary S. Metz

/s/ C. Lee Cox	/s/ Barbara L. Rambo

C. Lee Cox	Barbara L. Rambo

/s/ Peter A. Darbee	/s/ Barry Lawson Williams

Peter A. Darbee	Barry Lawson Williams

POWER OF ATTORNEY
     Peter A. Darbee, the undersigned, Chairman of the Board, Chief Executive Officer and President of PG&E Corporation (the “Company”), hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, LINDA L. AGERTER, DOREEN A. LUDEMANN, KATHLEEN M. HAYES, CHRISTINE M. DESANZE, AND ROBIN J. REILLY, and each of them, as his attorneys-in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his capacity as Chairman of the Board, Chief Executive Officer and President (principal executive officer) of the Company:
(A) a Registration Statement on Form S-3 (the “Registration Statement”) to be filed with the Securities and Exchange Commission relating to the offering and sale by the Company of an indeterminate amount of the following securities of the Company (each a “Security,” and collectively, the “Securities”): (i) senior and subordinated debt securities of the Company (collectively, the “Debt Securities”), (ii) common stock (“Common Stock”), (iii) preferred stock (“Preferred Stock”), (iv) depositary shares, (v) Securities convertible or exchangeable into other Securities, including but not limited to Debt Securities convertible or exchangeable into Common Stock or Preferred Stock, (vi) warrants to purchase Common Stock, Preferred Stock, or Debt Securities, (vii) contracts to purchase any Security, including calls, (viii) contracts to sell any Security, including puts, share forwards, and options, (ix) preferred securities of one or more financing trusts, all of the equity of which is owned by the Company and guarantees relating to such preferred securities, (x) options, warrants, or other rights to purchase capital stock of another corporation or entity, and (xi) units consisting of two or more Securities; and
(B) any and all amendments, supplements, and other filings or documents related to such Registration Statement.
     The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have signed these presents this 20th day of February, 2008.

/s/ Peter A. Darbee
Peter A. Darbee

POWER OF ATTORNEY
     Christopher P. Johns, the undersigned, Senior Vice President, Chief Financial Officer and Treasurer of PG&E Corporation (the “Company”), hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, LINDA L. AGERTER, DOREEN A. LUDEMANN, KATHLEEN M. HAYES, CHRISTINE M. DESANZE, AND ROBIN J. REILLY, and each of them, as his attorneys-in-fact with full power of substitution and resubstitution, to sign and file with the Securities and Exchange Commission in his capacity as Senior Vice President, Chief Financial Officer and Treasurer (principal financial officer) of the Company:
(A) a Registration Statement on Form S-3 (the “Registration Statement”) to be filed with the Securities and Exchange Commission relating to the offering and sale by the Company of an indeterminate amount of the following securities of the Company (each a “Security,” and collectively, the “Securities”): (i) senior and subordinated debt securities of the Company (collectively, the “Debt Securities”), (ii) common stock (“Common Stock”), (iii) preferred stock (“Preferred Stock”), (iv) depositary shares, (v) Securities convertible or exchangeable into other Securities, including but not limited to Debt Securities convertible or exchangeable into Common Stock or Preferred Stock, (vi) warrants to purchase Common Stock, Preferred Stock, or Debt Securities, (vii) contracts to purchase any Security, including calls, (viii) contracts to sell any Security, including puts, share forwards, and options, (ix) preferred securities of one or more financing trusts, all of the equity of which is owned by the Company and guarantees relating to such preferred securities, (x) options, warrants, or other rights to purchase capital stock of another corporation or entity, and (xi) units consisting of two or more Securities; and
(B) any and all amendments, supplements, and other filings or documents related to such Registration Statement.
     The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have signed these presents this 20th day of February, 2008.

/s/ Christopher P. Johns
Christopher P. Johns

POWER OF ATTORNEY
     G. Robert Powell, the undersigned, Vice President and Controller of PG&E Corporation (the “Company”), hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, LINDA L. AGERTER, DOREEN A. LUDEMANN, KATHLEEN M. HAYES, CHRISTINE M. DESANZE, AND ROBIN J. REILLY, and each of them, as his attorneys-in-fact with full power of substitution and resubstitution, to sign and file with the Securities and Exchange Commission in his capacity as Vice President and Controller (principal accounting officer) of the Company:
(A) a Registration Statement on Form S-3 (the “Registration Statement”) to be filed with the Securities and Exchange Commission relating to the offering and sale by the Company of an indeterminate amount of the following securities of the Company (each a “Security,” and collectively, the “Securities”): (i) senior and subordinated debt securities of the Company (collectively, the “Debt Securities”), (ii) common stock (“Common Stock”), (iii) preferred stock (“Preferred Stock”), (iv) depositary shares, (v) Securities convertible or exchangeable into other Securities, including but not limited to Debt Securities convertible or exchangeable into Common Stock or Preferred Stock, (vi) warrants to purchase Common Stock, Preferred Stock, or Debt Securities, (vii) contracts to purchase any Security, including calls, (viii) contracts to sell any Security, including puts, share forwards, and options, (ix) preferred securities of one or more financing trusts, all of the equity of which is owned by the Company and guarantees relating to such preferred securities, (x) options, warrants, or other rights to purchase capital stock of another corporation or entity, and (xi) units consisting of two or more Securities; and
(B) any and all amendments, supplements, and other filings or documents related to such Registration Statement.
     The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have signed these presents this 20th day of February, 2008.

/s/ G. Robert Powell
G. Robert Powell